UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Shockwave Medical, Inc.

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Your Vote Counts! SHOCKWAVE MEDICAL, INC. 2022 Annual Meeting Vote by June 22, 2022 11:59 PM ET SHOCKWAVE MEDICAL, INC. 5403 BETSY ROSS DRIVE SANTA CLARA, CALIFORNIA 95054 D83544-P71085 You invested in SHOCKWAVE MEDICAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”). This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 23, 2022. Get informed before you vote View the Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Availability Notice and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by request prior to June 9, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 23, 2022 10:00 AM PDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/SWAV2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the Annual Meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors for a term expiring at the 2025 Annual Meeting of Stockholders Nominees: 01) Doug Godshall For All 02) F.T. “Jay” Watkins 03) Frederic Moll, M.D. 2. Ratification of the appointment of Ernst & Young LLP as Shockwave Medical, Inc.’s independent registered public For accounting firm for fiscal year ending December 31, 2022. 3. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers. For NOTE: The proposals to be voted on may also include such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D83545-P71085